UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2009

SunSi Energies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Main Street, Suite 309 Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  646-205-0291

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) DISMISSAL OF MOORE & ASSOCIATES, CHARTERED

On July 6, 2009, the Company terminated its relationship with Moore & Associates, Chartered (the "Former Accountant") as the principal independent accountant for the Company.

The Former Accountant’s audit report on the Company’s financial statements for the past fiscal year ended May 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Accountant’s report on the Company’s financial statements for the past fiscal year included an explanatory sentence describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company's past fiscal year ended May 31, 2008, there were no reportable events as the term is described in Item 304 of Regulation S-K.

During the Company's past fiscal year ended May 31, 2008, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for such period.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K

(b)         Engagement of new independent registered public accounting firm.

Effective July 20, 2009, the Board appointed Child, Van Wagoner & Bradshaw PLLC (the “New Auditors”) as the Company’s new independent auditors.

During the Company’s most recent fiscal year ended May 31, 2008 and subsequent interim period on or prior to July 20, 2009, the Company has not consulted with the New Auditors regarding either i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS

16.1	Exhibits Letter on change in certifying accountant from Moore & Associates, Chartered dated August 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SunSi Energies Inc.

Dated:	August 14, 2009

By:	/s/ Michel LaPorte
Michel LaPorte Chief Executive Officer